Exhibit 99.1

Est. 1922 JOHN B. SANFILIPPO & SON, INC. Fisher Orchard valley harvest squirrel nuts since 1888 just the cheese FY24 Year End Investor Update NASDAQ: JBSS Proprietary & Confidential John B. Sanfilippo & Son, Inc.

Est. 1922 JOHN B. SANFILIPPO & SON, INC. Forward-Looking Statements Some of the statements in this presentation and any statements by management constitute “forward-looking statements” about John B. Sanfilippo & Son, Inc. Such statements include, in particular, statements about our plans, strategies, business prospects, changes and trends in our business and the markets in which we operate. In some cases, you can identify forward-looking statements by the use of words such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “forecast,” “predict,” “propose,” “potential” or “continue” or the negative of those terms or other comparable terminology. These statements represent our present expectations or beliefs concerning future events and are not guarantees. Such statements speak only as of the date they are made, and we do not undertake any obligation to update any forward-looking statement. Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 2

Est. 1922 JOHN B. SANFILIPPO & SON, INC. JBSS Corporate Overview One of the largest nut processors and snack bar manufacturers in the world with net sales of approximately $1.07B (FY24) State-of-the-art nut processing capabilities, including what we believe is the single largest nut processing facility in the world Snack bar capabilities include chewy, fruit and grain, sweet and salty, dipped, crunchy, energy, fiber and nut bars A North American market leader in every selling channel – from consumer and commercial ingredient customers to contract manufacturing customers Dual consumer strategy of offering branded nut and dried fruit programs (Fisher, Orchard Valley Harvest, Squirrel Brand and Southern Style Nuts) and private brands Commodity procurement expertise with buyers averaging over 25+ years experience Vertically integrated nut processing operation for pecans, peanuts and walnuts 4th generation family managed company Consistent and profitable growth Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 3

JOHN B. SANFILIPPO & SON, INC.

We are *THE* Nut Experts

- ✓ Full portfolio of nut types
- ✓ Variety of value-added products
- ✓ Compliment of snack bars, dried fruit, and other snack products
- ✓ Customized, unique product formulas

Sales by Product Type

% of Gross Sales


17.9%
9.1%
18.2%
4.4%
7.8%
24.8%
11.4%
6.4%
PEANUTS & PEANUT BUTTER
PECANS
CASHEWS & MIXED NUTS
WALNUTS
ALMONDS
TRAIL & SNACK MIXES
SNACK BARS
OTHER

Source: JBSS Form 10-K.

Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 4

Est. 1922 JOHN B. SANFILIPPO & SON, INC. Strong Financial Performance Pounds Sold1 in millions 240.4 +3.7% CAGR 346.6 +2.4% FY14 FY24 CAGR Margins2 +2.8% CAGR Gross Profit Operating Income 15.8% 6.0% 20.1% 8.0% FY14 FY24 Diluted EPS2 $2.36 +8.1% CAGR $5.15 FY14 FY24 Avg. Daily Stock Price $23.39 +15.8% CAGR $101.65 FY14 FY24 Source:1JBSS Sales data; 2 JBSS Form 10-K Proprietary & Confidential | John B. Sanfilippo & Son, Inc.5

Est. 1922 JOHN B. SANFILIPPO & SON, INC. Pounds Sold vs. Net Sales per Pound Sold (in millions) 400.0 350.0 300.0 250.0 200.0 150.0 100.0 50.0 $3.24 $3.50 $3.52 $3.26 $3.30 $3.21 $3.04 $2.92 $3.04 $3.24 $3.08 $4.00 $3.50 $3.00 $2.50 $2.00 $1.50 $1.00 $0.50 $- FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 240.4 253.5 270.1 260.1 268.9 272.8 289.4 293.9 314.2 308.5 346.6 Pounds Sold Net Sales per Pound Source: JBSS Sales data Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 6

Est. 1922 JOHN B. SANFILIPPO & SON, INC. EBITDA Trends EBITDA IN $ THOUSANDS EBITDA per Pound Sold in pennies per pound $120,000 $0.40 $100,000 $0.35 $80,000 $0.30 $0.25 $60,000 $40,000 $0.20 $0.15 $0.10 $0.05 $20,000 $0 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 $0.00 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 EBITDA is a non-GAAP measure. See appendix slide entitled "Reconciliation of Net Income to EBITDA for reconcilation to GAAP measure EBITDA consists of eamings before interest, saves, depreciation, amortization and noncontrolling interest EBITDA iz nota measurement of financial performance under accounting principles generally accepted in the United States of Amenica ("GAAP) and does not represent cash flow from operations EBITDA is presented solely az a supplemental disclosure because management believes that it is important in evaluating JBSS's financial performance and maniat valuation. In-conformity with Regulation G, a reconcilation of EBITDA to the most directly comparable financial measures calculated and presented in accordance with GAAP is presented in the following side Source: 1JBSS Form 10-K; 2JBSS Sales data. Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 7

Est. 1922 JOHN B. SANFILIPPO & SON, INC. Returning Cash to Shareholders and Investing in the Future Dividends Paid by Calendar Year*$6.00 $5.00 $4.00 $3.00 $2.00 $1.00 $0.00 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 5.2% 4.1% 8.8% 3.9% 3.8% 6.1% 4.3% 6.3% 4.1% 3.5% 3.1% $1.50 $2.00 $5.00 $2.00 $4.40 $2.85 $4.80 $2.50 $2.70 $2.25 $0.50 $0.55 $0.60 $0.65 $0.70 $0.75 $0.80 $0.85 Reqular Dividend Special Dividend Yield Capital Expenditure History in millions $30.0 $28.3 $25.2 $25.0 $20.7 $20.0 $17.8 $14.4 $15.0 $15.1 $15.0 $15.0 $13.2 $9.9 $10.9 $10.0 $5.0 $- FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23FY24 *Yield based on average daily closing stock price over one year period. Calendar 2024 average daily closing price through 8/9/2024 Source: JBSS Form 10-K. Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 8

Est. 1922 JOHN B. SANFILIPPO & SON, INC. Strong Foundation for Future Success Net Working Capital $137,143 $168,145 22.6% INCREASE Debt to Equity 35.1% 8.5% 76% DECREASE FY14 FY24 FY14 FY24 Debt to EBITDA Return on Equity 18.7% 61% INCREASE 11.6% 0.26 80% DECREASE FY14 FY 24 FY14 FY 241.32 Source: JBSS Form 10-K. Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 9

Est. 1922 JOHN B. SANFILIPPO & SON, INC. FY 2024 Results Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 10

Est. 1922 JOHN B. SANFILIPPO & SON, INC. Strategic Acquisition to Increase Our Bar Capabilities On Sept. 29, 2023, JBSS closed on the acquisition of certain assets including inventory and a manufacturing facility located in Lakeville, Minnesota The purchase price was approximately $59.0M which included $35.5M of inventory This acquisition accelerated our product diversification strategy and allows us to offer a full line of snack bars to our private label customers Net sales of approximately $120M in FY24 Proprietary & Confidential | John B. Sanfilippo & Son, Inc.11

Est. 1922 JOHN B. SANFILIPPO & SON, INC. Net Sales by Distribution Channel FY14 FY24 13% 4% 25% $778.6M Total Net Sales 58% FY24 10% 8% 82% $1.07B Total Net Sales Consumer Commercial Ingredients Contract Packaging Export Source: JBSS Form 10-K. Proprietary & Confidential | John B. Sanfilippo & Son, Inc.12

Est. 1922 JOHN B. SANFILIPPO & SON, INC. Consumer Channel $872M Net Sales +11% versus FY23 Key Drivers Private Label Growth E-Commerce Growth Club Growth Snack Nuts, Trail Mixes & BarsAll BrandsOVH Source: JBSS Form 10-K.Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 13

Est. 1922 JOHN B. SANFILIPPO & SON, INC. Commercial Ingredients Channel $110M Net Sales Key Drivers -10% versus FY23 Foodservice CustomersNet Sales -8.7% vs. LY Non-Comm Growth Lost volume due to competitive pricing Industrial Customers Net Sales -15.3% vs. LYAggressive pricing from competitors JBSS business priorities Source: JBSS Form 10-K.Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 14

Est. 1922 JOHN B. SANFILIPPO & SON, INC. $84M Net Sales -8% versus FY23 Key Drivers Unfavorable Pricing Reduced Volume New Product Launch Cancelled Source: JBSS Form 10-K. Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 15

Est. 1922 JOHN B. SANFILIPPO & SON, INC. Peanut & Tree Nut Spot Market Prices vs. JBSS Rolling 4 Qtr. Gross Margin% $8.00 $7.50 $7.00 $6.50 $6.00 $5.50 $5.00 $4.50 $4.00 $3.50 $3.00 $2.50 $2.00 $1.50 $1.00 $0.50 $0.00 24.0% 22.5% 21.0% 19.5% 18.0% 16.5% 15.0% 13.5% 12.0% 10.5% 9.0% 7.5% 6.0% 4.5% 3.0% 1.5% 0.0% Jun-14 Sep-14 Dec-14 Mar-15 Jun-15 Sep 15 Dec-15 Mar-16 Jun-16 Sep-16 Dec-16 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 Jun-23 Sep-23 Dec-23 Mar-24 Jun-24 rolling 40 gm% cashews320’s almonds nps 25/27 peanuts jumbo runners pecans fcy. Jr. mammoth ½’s walnuts combo ½’s & pcs. Source: JBSS quarterly market survey of vendors and brokers Source: JBSS Quarterly Market Survey of Vendors and Brokers; JBSS Form 10-K & 10-Q Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 16

Est. 1922 JOHN B. SANFILIPPO & SON, INC. Retail Nut Category 5 Year Trends Price per Pound1 $6.14 $6.15 $6.25 $6.47 $6.48 FY20 FY21 FY22 FY23 FY24 % Increase (Decrease) in Price per Pound vs. Last Year2 5.2% 0.6% -1.2% -1.4% -1.4% -3.0% -3.7% PEANUT PISTACHIO ALMOND MIXED NUT CASHEW PECAN WALNUT Category Pound Sales1 in millions 1,109 1,137 1,121 1,082 1,082 FY20 FY21 FY22 FY23 FY24 Category Dollar Sales1 in millions $6,809 $6,996 $7,012 $7,002 $6,785 FY20 FY21 FY22 FY23 FY24 Source: 1Circana, Total Nut Category – Multi Outlet Geography, FY20 year ending 6/21/2020 to FY24 year ending 6/16/2024; 2Circana, Total Nut Category - Multi Outlet Geography, FY20 year ending 6/21/2020 to FY24 year ending 6/16/2024. Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 17

Est. 1922 JOHN B. SANFILIPPO & SON, INC. FY 2024 In Review Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 18

Est. 1922 JOHN B. SANFILIPPO & SON, INC. JBSS Mission & What Matters Most We're nuts about creating real food that bringsjoy, nourishes people & protects the planet. EXPAND CONSUMER REACH Win new customers by entering new channels, launching differentiated products and investing in new businesses. CREATE VALUE WITH KEY CUSTOMERS Be the trusted partner by offering supply chain and category expertise, quality, food safety, flexibility, innovation and customer support. GROW JBSS BRANDS Utilize insights to develop products and integrated marketing programs that build brand equity, meet consumer needs, and grow the category for our partners ACCOUNTABILITY ENGAGEMENT FOCUSED EXECUTION INTEGRITYCONSUMER INSIGHTS EXPERTISE INNOVATION SUPPLY CHAIN EXCELLENCE The Global Source for Nuts Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 19

Est. 1922 JOHN B. SANFILIPPO & SON, INC. Expand Consumer Reach Accomplishments Expanded further into E-commerce and Club channels Expanded core business with new pack sizes across brands to unlock new channels and price points Expanded brand equities through innovative new product offerings Continued to expand distribution in Micro-markets/Vending channel with branded items GFX

Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 20

Est. 1922 JOHN B. SANFILIPPO & SON, INC. Create Value with Key Customer Accomplishments Launched new core nuts and trail mix items at some of our largest, strategic customers. Gained new trail mix business at a top grocer Exclusive peanut butter supplier to largest broadline food service distributor in the industry Expanded into the bars category with new nutrition bar products and the Lakeville acquisition Proprietary & Confidential/ John B. Sanfilippo & Son, Inc.21

Est. 1922 JOHN B. SANFILIPPO & SON, INC. The Bars Opportunity Bars Category is $9.6B1 Category made up of four segments All Other 6% Granola 19% Nutrition 49% Breakfast 26% JBSS Bars Net Sales2 In millions Nutrition $11.5 Breakfast & Granola $115.8 Combined capabilities make JBSS a One-Stop Shop for Bars Breakfast Granola Nutrition Proprietary & Confidential/ John B. Sanfilippo & Son, Inc.22 Source: 1Circana Panel, Total US All Outlets week ending 6/16/2024; 2JBSS Sales Data.

Est. 1922 JOHN B. SANFILIPPO & SON, INC. JBSS Consumer Private Label Nut & Trail Business has Followed the Category Trend, Declining in FY24 Total Category Snack Nut & Trail Mix1 LB volume consumption in millions Source: 1Circana, Total Nut Category, Multi Outlet Geography, FY20 year ending 6/21/2020 to FY24 year ending 6/16/2024; 2JBSS Sales Data. Proprietary & Confidential/ John B. Sanfilippo & Son, Inc.23 1,160.0 1,140.0 1,120.0 1,100.0 1,080.0 1,060.0 1,040.0 1,020.0 1,000.0 FY20 FY21 FY22 FY23 FY24 12.0% 10.0% 8.0% 6.0% 4.0% 2.0% 0.0% -2.0% -4.0% -6.0% Pounds category% Chg JBSS Volume Chg

Est. 1922 JOHN B. SANFILIPPO & SON, INC. Private Label Over-Indexes in Snack Nuts & Trail and Continues to be the Share Leader Private Label Snack Nut & Trail Dollar Share 47.2% PL Snack Nut &Trail2 19.8% Total Edible Food1 18.5% General Food1 Private Label Snack Nut & Trail Dollar Share3 47.5% 47.0% 46.5% 46.0% 45.5% 45.0% 44.5% 44.0% 43.5% 43.5% 43.0% 42.5% FY20 FY21 FY22 FY23 FY24 44.2% 45.5% 46.2% 47.2% 74.2% Source:1Circana, Total US MULO+ 52 WE 5/19/2024; 2Circana, Total US MULO, 52 WE 5/19/2024; 3Circana, Total US MULO, fiscal years ending 6/21/2020, 6/20/2021, 6/19/2022, 6/16/2023, 6/16/2024. Proprietary & Confidential/ John B. Sanfilippo & Son, Inc.24

Est. 1922 JOHN B. SANFILIPPO & SON, INC. Private Label Bars have Significant Headroom and have been Growing Share Private Label Bars under index vs. Food Average Private Brands Dollar Share 19.8% 18.5% 7.0% Total Edible Food1 General Food1 PL Bars2 Private Label Bars Dollar Share3 5.7% 5.7% 5.8% 6.1% 7.0% FY20 FY21 FY22 FY23 FY24 Source: 1Circana, Total US MULO+ 52 WE 5/19/2024; 2Circana, Total US MULO, 52 WE 5/19/2024; 3Circana, Total US MULO, fiscal years ending 6/21/2020, 6/20/2021, 6/19/2022, 6/16/2023, 6/16/2024. Proprietary & Confidential/ John B. Sanfilippo & Son, Inc.25

Est. 1922 JOHN B. SANFILIPPO & SON, INC. Grow JBSS Brands Fisher recipe nuts SQUIRREL NUTS SINCE 1888 OVH Orchard Valley Harvest Fisher nuts JUST THE CHEESE SOUTHERN STYLE NUTS EST. 1922 Proprietary & Confidential/ John B. Sanfilippo & Son, Inc.26

Est. 1922 JOHN B. SANFILIPPO & SON, INC. In FY24, JBSS Brands Make up 15% of Net Sales OVH Orchard Valley Harvest.27% 14% 59% Fisher Fisher SQUIRREL NUTS SINCE 1888 SOUTHERN STYLE NUTS EST. 1922 JUST THE CHEESE Source: JBSS Sales Data. Does not include Fisher Foodservice, bulk or peanut butter. Proprietary & Confidential/ John B. Sanfilippo & Son, Inc.27

Est. 1922 JOHN B. SANFILIPPO & SON, INC. JBSS Brands are Found in Almost all Brick-and-Mortar Retail Outlets in Addition to E-Commerce. logo OVH SPELLS GOOD! JBSS Brands ACV Trend Weighted Distribution 80.67 81.58 80.25 82.08 81.64 FY20 FY21 FY22 FY23 FY24 ACV is “all commodity volume.” This is a measurement of a store’s total sales of all products relative to the sales of all relevant retailers in a given territory. Source: Circana, Total US MULO, fiscal years ending 6/21/2020, 6/20/2021, 6/19/2022, 6/16/2023, 6/16/2024. Proprietary & Confidential/ John B. Sanfilippo & Son, Inc.28

Est. 1922 JOHN B. SANFILIPPO & SON, INC. Grow JBSS Brands Accomplishments Orchard Valley Harvest grew shipment volume vs. FY23 behind its relaunch Continue to be the branded leader in Recipe Nuts with Fisher despite heavy competitive pressure from private label Grew branded presence in club, c-store, non-commercial, and vending Continued to support our key brands including Fisher and Orchard Valley Harvest through strong, breakthrough and award-winning campaigns BAKE IT ‘TIL YOU MAKE IT. Fisher REAL WHOLESOME GOODNESS Proprietary & Confidential/ John B. Sanfilippo & Son, Inc.29

Est. 1922 JOHN B. SANFILIPPO & SON, INC. Meet consumers where they are logo With the products, packs and price they want logo From the brands they know & love logo OVH SPELLS GOOD! START A NEW HOLIDAY TRADITION: NO LEFTOVERS.Fisher Proprietary & Confidential/ John B. Sanfilippo & Son, Inc.30

Est. 1922 JOHN B. SANFILIPPO & SON, INC. Fisher Recipe lost both net sales & pounds due to lost distribution in mass and grocery. DOLLAR NET SALES1-15.8% POUND SALES1 -9.1% FY24 vs FY 23 Fisher Recipe Dollar Share – Total US MULO2 25.0% 20.0% 15.0% 10.0% 5.0% 0.0% 20.7% 15.8% 15.5% 17.6% 16.9% FY20 FY21 FY22 FY23 FY24 $760 $740 $720 $700 $ 680 $660 $640 Fisher Share Recipe Category Dollars ($MM) Fisher Source: 1JBSS Sales Data;2Circana, Total US MULO, fiscal years ending 6/21/2020, 6/20/2021, 6/19/2022, 6/18/2023, 6/16/2024 Proprietary & Confidential/ John B. Sanfilippo & Son, Inc.31

Est. 1922 JOHN B. SANFILIPPO & SON, INC. Inspiring all kitchen creators to do more! Fisher E-commerce acceleration & impactful in-store events logo Value-Added Products & Packs logo Inspiring Content & Expert Partnerships logo Fisher Proprietary & Confidential/ John B. Sanfilippo & Son, Inc.32

JOHN B. SANFILIPPO & SON, INC.
Fisher

Fisher Recipe Distribution


amazon.com
QFC
Quality Food Centers
BARTELL DRUGS
Baker's
Food 4 Less
Ralphs
Super One Foods
Foodland
Food. Family. Friends & Aloha.
Smith's
FOOD & DRUG STORES
KING Soopers
fry's
FOOD STORES
COBORNS INC
festival
MENARDS
SUPERVALU.
ROUNDY'S.
WOODMAN'S
MARKETS
FAREWAY
MEAT & GROCERY
Strack & Van Til
meijer
HyVee
Jewel Osco
Jay C
FOOD STORES
Kroger
Dillons
Dierbergs
MARIANO'S
Town & Country
FRESH FOOD MARKET
Schnucks
FRESH THYME
MARKET
balls food stores
HARPS
HOMETOWN FRESH
Walmart
Brookshire's
FOOD TOWN
H-E-B
ROUSES
MARKETS
MITCHELL
GROCERY CORP.
Hannaford
piggly wiggly
MARKET BASKET
giant eagle
Wakefern
COMMISSARY
IGA
Carlie C's
Galaxy
Lowes
FOOD LION
Harris Teeter
ingles

Source: JBSS Sales Data.

Proprietary & Confidential | John B. Sanfilippo & Son, Inc.

33

Est. 1922 JOHN B. SANFILIPPO & SON, INC. Orchard Valley Harvest grew pounds and net sales through distribution in new channels and updated products and packaging. DOLLAR NET SALES1 0.4% POUND SALES1 7.2% FY24 vs. FY23 Orchard Valley Harvest Dollar Share – Total US MULO2 OVH ORCHARD VALLEY HARVEST 2.50% 2.00% 1.50% 1.00% 0.50% 0.00% 2.16% 1.72% 1.55% 1.36% 1.36% 1.18% FY20 FY21 FY22 FY23 FY24 $2.2 $2.1 $2.0 $1.9 $1.8 $1.7 $1.6 $1.5 OVH S Doller share Produce category dollars ($B) Source: 1JBSS Sales Data; 2Circana, Total US MULO, fiscal years ending 6/21/2020, 6/20/2021, 6/19/2022, 6/18/2023, 6/16/2024 Proprietary & Confidential/ John B. Sanfilippo & Son, Inc.34

Est. 1922 JOHN B. SANFILIPPO & SON, INC. Launching the NEW Orchard Valley Harvest E-commerce acceleration & adjacent category placement Snacks that balance health & taste A distinctive design & campaign GRAPHICS OVH ORCHARD VALLEY HARVEST OVH SPELLS GOOD! Proprietary & Confidential/ John B. Sanfilippo & Son, Inc.35

Est. 1922 JOHN B. SANFILIPPO & SON, INC. Orchard Valley Harvest Distribution OVH ORCHARD VALLEY HARVEST Legend logo Source: JBSS Sales Data.Proprietary & Confidential/ John B. Sanfilippo & Son, Inc.36

Est. 1922 JOHN B. SANFILIPPO & SON, INC. Fisher Fisher Snack pounds and net sales declined due to increased pricing and competitive pressure SQUIRREL NUTS SINCE 1888 Squirrel grew net sales and pounds due to e-commerce growth and new product launches SOUTHERN STYLE NUTS EST 1922 Southern Style Nuts net Sales and pounds declined as a result of lost distribution in Club channel. Dollar Net Sales1Pound Sales1 -21.9% -20.2% FY24 vs. FY23 FY24 vs. FY23 FY24 vs. FY23 Source: JBSS Sales Data. Proprietary & Confidential/ John B. Sanfilippo & Son, Inc.37

Est. 1922 JOHN B. SANFILIPPO & SON, INC. Long Term Strategy Proprietary & Confidential/ John B. Sanfilippo & Son, Inc.38

Est. 1922 JOHN B. SANFILIPPO & SON, INC. Our Long-Term Growth Pillars Grow with our top customers through value-added Private Label programs Expand capacity Invest in category & consumer insights Innovate with high-quality products Diversify our portfolio into high-growth snacking segments Build & buy into high growth snacking spaces Focus on brands/categories that over index with GenZennials Transform our Brands to connect with today’s consumer Reposition brands with purpose at the heart Launch differentiated products Optimize price/pack Enabled By Digital commerce focus & expertise Corporate Responsibility Strategy Proprietary & Confidential/ John B. Sanfilippo & Son, Inc.39

Est. 1922 JOHN B. SANFILIPPO & SON, INC. Appendix Proprietary & Confidential/ John B. Sanfilippo & Son, Inc.40

Est. 1922 JOHN B. SANFILIPPO & SON, INC. Reconciliation of Net Income to EDITDA Source: JBSS Form 10-K. JBSS Sales Data. Proprietary & Confidential/ John B. Sanfilippo & Son, Inc.41 (in $,000's) NET INCOME (LOSS) INTEREST EXPENSE INCOME TAX EXPENSE (BENEFIT) DEPRECIATION / AMORTIZATION EBITDA $60,464 $65,114 $66,539 $68,243 $72,607 $72,533 $92,568 $101,903 $108,022 $107,067 NET SALES 778,622 887,245 952,059 846,635 888,931 876,201 880,092 858,482 955,868 999,686 1,066,783 EBITDA MARGIN (% OF NET SALES) 7.8% 7.3% 7.0% 8.6% 7.7% 8.3% 10.5% 116% 11.6% 10.7% 10.8% 10.0% POUNDS SOLD (000'S) 240,417 253,514 270,144 260,123 268,944 272,849 289,398 293,919 314,161 308,534 346,600 EBITDA PER POUND SOLD 0.251 0.257 0.246 0.279 0.266 0.320 0.339 0.324 0.350 0.309 26,287 29,305 30,395 36,125 32,500 39,466 54,110 59,741 61,857 60,249 4,354 3,966 3,492 2,910 3,463 3,060 2,005 1,441 1,921 2,159 2,549 13,545 15,559 16,067 18,013 16,850 12,962 18,601 20,078 19,909 22,493 19,688 16,278 16,284 16,585 15,559 15,430 17,045 17,934 18,308 18,286 20,513 24,571 Source: JBSS Form 10-K. JBSS Sales Data. Proprietary & Confidential/ John B. Sanfilippo & Son, Inc.41